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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 25, 2005

                           THE SPORTSMAN'S GUIDE, INC.
             (Exact name of registrant as specified in its charter)

          Minnesota                     0-15767                   41-1293081
(State or other jurisdiction     (Commission File No.)          (IRS Employer
    of incorporation)                                        Identification No.)

      411 Farwell Avenue, South St. Paul, Minnesota                 55075
        (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (651) 451-3030

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement.

         On February 25, 2005, the Board of Directors of The Sportsman's Guide, Inc. (the "Company") approved fees to be paid to nonemployee directors. Nonemployee directors receive an annual fee of $40,000 retroactive to January 1, 2005, pro-rated for the year based on time of service. The Chairman of the Board receives an additional fee of $12,000 per year and the chairman of each Board committee receives an additional fee of $8,000 per year, retroactive to January 1, 2005. A nonemployee director receives only one additional fee as Board or committee chairman. A description of the fees for nonemployee directors is filed as Exhibit 10.1 to this report.


Item 2.02.  Results of Operations and Financial Condition.

         On March 1, 2005, the Company issued a press release to report its financial results for the quarter and year ended December 31, 2004. The release is furnished as Exhibit 99 to this report.


Item 8.01.  Other Events.

         On March 1, 2005, the Company announced that its Board of Directors declared a 3-for-2 split of the Company's common stock, in the form of a 50% stock dividend, payable on April 15, 2005 to shareholders of record on March 25, 2005. Cash will be paid in lieu of issuing fractional shares based on the closing price of the Company's common stock on the record date. The press release announcing the stock split is furnished as Exhibit 99 to this report.


Item 9.01.  Financial Statements and Exhibits.

         (c)    Exhibits

         10.1   Fees for Nonemployee Directors
         99     Press Release dated March 1, 2005 of The Sportsman's Guide, Inc.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE SPORTSMAN'S GUIDE, INC.



Date: March 1, 2005                    By:  /s/ CHARLES B. LINGEN
                                            ------------------------------------
                                            Name:  Charles B. Lingen
                                            Title: Executive Vice President
                                                   of Finance and Administration
                                                   and Chief Financial Officer







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